EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K of the Company for the annual period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric L. Sorkin, President and Chief Executive Officer of the Company , do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ Eric L. Sorkin
                                       -------------------------------------
                                       Eric L. Sorkin
                                       President and Chief Executive Officer

Dated: June 14, 2006



                                 Exhibit 32.1-1